SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A
                                 Amendment No. 1

                    AMENDMENT TO APPLICATION OR REPORT FILED
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        February 19, 1998
                                                        ------------------------




                             Base Ten Systems, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         New Jersey                       0-7100                22-1804206
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
  Of Incorporation)                      File Number)        Identification No.)




One Electronics Drive, Trenton, New Jersey                              08619
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)




Registrant's telephone number, including area code      (609)586-7010
                                                         -----------------------


Inapplicable
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE

         The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K filed on March 6, 1998.



Item 7.  Financial Statements, Pro Forma Information and Exhibits

         (a) The financial statements required by Item 7(a) of the Form 8-K are not included in this Report because they are not currently available to the Registrant. The Registrant cannot be certain that financial statements will be required because the assets purchased by the Registrant were not separately historically reported in divisional or sectional financial statements of the seller. An audit is to be conducted to confirm the seller's internal revenue and cost allocations as to the specific assets purchased by the Registrant. The seller has not made available to the Company notes relating to the seller's allocation of revenue and costs to the assets purchased.

             If, upon further examination, the Registrant determines that the assets purchased by the Registrant require a change in the classification of the transaction previously reported as an "Item 2" event to the classification of the transaction as an "Item 5" event, the Registrant will proceed to amend this Report accordingly.

         (b) The pro forma financial statements that are required by Item 7(b) of the Form 8-K are included in this Report.

         (c) Inapplicable.

                             Base Ten Systems, Inc.

             Pro Forma Condensed Consolidated Financial Statements
                                  (Unaudited)


         On February 19, 1998 the Company purchased certain tangible and intangible assets and assumed certain liabilities of Consilium, Inc. (the "Seller"). All of the assets and liabilities in the purchase transaction relate to the Flowstream product line. The transaction was accounted for as a business purchase.

         The accompanying pro forma condensed consolidated balance sheet has been prepared as if the purchase was consummated on October 31, 1997. The accompanying pro forma condensed consolidated statement of operations for the year ended October 31, 1997 has been prepared as if the purchase was consummated at the beginning of fiscal 1997. The pro forma condensed consolidated statement of operations does not include the effect of any nonrecurring charges directly attributable to the purchase.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the consolidated operating results or consolidated financial position that would have been reported had the purchase occurred on the date indicated, nor is it necessarily indicative of future operating results or financial position.


                             BASE TEN SYSTEMS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           (In thousands, unaudited)

                             As of October 31, 1997


                            Historical         Pro Forma           Pro Forma
                            Base Ten           Adjustments         Base Ten
                            ----------         -----------         -----------
Assets:
Current Assets:

Cash                           1,502            (1,350)(a)             152
Accounts Receivable            1,808                 --              1,808
Inventories                      478                 --                478
Net assets held for sale       5,338                 --              5,338
Other current assets             566                 --                566
                            ---------           -----------        -----------

Total Current Assets           9,692            (1,350)              8,342

Property, Plant and
  Equipment                    4,305               500 (b)           4,805
Other Assets                   7,220             2,450 (c)           9,670
                            ---------           -----------        -----------

Total Assets                 21,217              1,600              22,817
                            =========           ===========        ===========


Liabilities and Shareholders'
 Equity (Deficiency)

Current Liabilities:

Accounts Payable                962                 --                 962
Accrued Expenses              6,005              1,600 (d)           7,605
Current portion of
 capital lease
  obligation                     54                 --                  54
                            ---------           -----------        -----------
Total current liabilities     7,021              1,600               8,621
                            ---------           -----------        -----------
Long-term liabilities:

Long-term debt               15,500                 --              15,500
Capital lease obligation      3,425                 --               3,425
Other long-term
 liabilities                    253                 --                 253
                            ---------           -----------        -----------
                             19,178                 --              19,178
                            ---------           -----------        -----------
Total Shareholders'
 Equity (Deficiency)         (4,982)                --              (4,982)
                            ---------           -----------        -----------
Total Liabilities and
 Shareholders'
 Equity (Deficiency)         21,217              1,600              22,817
                            =========           ===========        ===========


                             BASE TEN SYSTEMS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (In thousands, except per share data; unaudited)

                            For the year ended October 31, 1997


                            Historical         Pro Forma           Pro Forma
                            Base Ten           Adjustments         Base Ten
                            ----------         -----------         -----------
Revenues:

Sales                          2,512             5,179 (e)           7,691
Other                            148                 --                148
                            ---------           -----------        -----------

Total Revenues                 2,660             5,179               7,839

Costs and expense:

Costs of Sales                 3,436             4,063 (e)           7,499
Amortization of software
 development costs
 and intangibles               2,951               590 (f)           3,541
Research and development         147             2,409 (e)           2,556
Selling, general and
 administrative               10,479             4,309 (e)          14,788
Interest                       1,627                 8 (e)           1,635
                            ---------           -----------        -----------

                             18,640             11,379              30,019
                            ---------           -----------        -----------

Loss from Continuing
 Operations before
 Income Tax Benefit         (15,980)            (6,200)            (22,180)

Income Tax Benefit               --                 --                  --
                            ---------           -----------        -----------
Net Loss From Continuing
 Operations                 (15,980)            (6,200)            (22,180)
                            ---------           -----------        -----------
Net Loss per Share from
 Continuing Operations        (2.03)              (0.79)             (2.81)
                            =========           ===========        ===========

Wtd Average Common
 Shares Outstanding           7,895               7,895              7,895
                            ---------           -----------        -----------


                             Base Ten Systems, Inc.

         Notes to Pro Forma Condensed Consolidated Financial Statements
                                  (Unaudited)



Note 1.  Basis of Presentation

The unaudited pro forma condensed consolidated financial statements included herein have been prepared by the Company. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted, however, the Company believes that the disclosures are adequate to make the information presented not misleading. These pro forma consolidated financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's annual report for the year ended October 31, 1997.

Note 2.  Pro Forma Adjustments

Certain pro forma adjustments have been made to the accompanying pro forma condensed consolidated balance sheet and statement of operations as described below:

(a) Entry to record cash paid at the time of the purchase, assuming the purchase had occurred as of October 31, 1997

(b)   Entry to reflect the purchase of fixed assets from the seller.

(c) Entry to reflect the purchase of intangibles from the seller. The intangibles purchased were comprised of technology, development, customer list, and goodwill. These intangibles will be amortized over a five year period.

(d) Entry to reflect liabilities incurred or assumed at the time of the purchase from seller.

(e) All revenue and expense items are reflected as provided by Seller. Revenue and expenses associated with the purchased Flowstream product line were not accounted for by the Seller as a separate division or segment. Accordingly, the final determination of the revenues and expenses related to the assets acquired may be adjusted based upon the final audited results of the revenues and expenses.

(f) Entry to account for amortization of intangibles and fixed assets purchased by Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 5, 1998

                                       BASE TEN SYSTEMS, INC.


                                              THOMAS E. GARDNER
                                       By: ________________________
                                                Thomas E. Gardner
                                                President and
                                                Chief Executive Officer